File No. 333-110037
                                             Filed Pursuant to Rule 497(e) under
                                                      the Securities Act of 1933


                       Pioneer Growth Opportunities Fund

                       Supplement dated January 22, 2013
   to Summary Prospectus, Prospectus and Statement of Additional Information
                               Dated May 1, 2012

The Board of Trustees of Pioneer Growth Opportunities Fund has approved the reorganization of Pioneer Select Mid Cap Growth Fund with and into the Fund (the "Reorganization"). Each fund is managed by Pioneer Investment Management, Inc. The Reorganization is expected to occur in the second quarter of 2013. The Reorganization does not require shareholder approval.

Following is a brief description of certain aspects of the Reorganization:

    . Pioneer Select Mid Cap Growth Fund will reorganize with and into Pioneer Growth Opportunities Fund, resulting in the "Combined Fund." The Combined Fund will be named "Pioneer Select Mid Cap Growth Fund."

    . Pioneer Select Mid Cap Growth Fund's investment team will manage the Combined Fund.

    . The Combined Fund will have the same investment objective, investment strategies and investment policies as Pioneer Select Mid Cap Growth Fund. The Combined Fund's investment objective will be to seek long-term capital growth. The Combined Fund normally will invest at least 80% of its net assets in equity securities of mid-size companies. Pioneer Growth Opportunities Fund's investment objective is to seek growth of capital. Pioneer Growth Opportunities Fund invests primarily in equity securities of companies that the fund's investment adviser considers to be reasonably priced or undervalued, with above average growth potential. Unlike the Combined Fund, Pioneer Growth Opportunities Fund may invest a significant portion of its assets in equity securities of small companies.

    . The management fee payable by the Combined Fund (0.625% of the Fund's average daily net assets up to $500 million, 0.60% of the next $500 million and 0.575% on assets over $1 billion) will be lower than management fee payable by Pioneer Growth Opportunities Fund (0.65% of the fund's average daily net assets).

    . It is currently anticipated that the historical performance of Pioneer Select Mid Cap Growth Fund will become the Combined Fund's historical performance.

    . The Reorganization is expected to qualify as a tax-free reorganization, which generally means that the Reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either fund or its shareholders as a direct result of the Reorganization.

Additional information about the Reorganization and the Combined Fund will be provided to shareholders prior to the consummation of the Reorganization.